EXHIBIT 32.2

       CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF
                             THE UNITED STATES CODE

     In connection with the Annual Report of MediaNet Group Technologies, Inc. (the "Company") on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred Fernandez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2009                                            /s/ ALFRED FERNANDEZ
                                                         -----------------------
                                                             ALFRED FERNANDEZ
                                                         CHIEF FINANCIAL OFFICER